EXHIBIT 32



                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
           BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Solely for the purposes of complying with 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-OxleY Act of 2002, we, the undersigned Chief Executive Officer and Chief Financial Officer of Aura Systems, Inc. (the "Company"), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-QSB of the Company for the quarter ended November 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2005                           /s/ Dennis Calvert
                                               ------------------
                                               Dennis Calvert
                                               Chief Executive Officer

Date: March 23, 2005                           /s/ Dennis Calvert
                                               ------------------
                                               Dennis Calvert
                                               Interim Chief Financial Officer